UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☐

Filed by a Party other than the Registrant ☒

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under § 240.14a-12

DIVERSIFIED HEALTHCARE TRUST
(Name of Registrant as Specified In Its Charter)

FLAT FOOTED, LLC MARC ANDERSEN
(Name of Persons(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Flat Footed LLC, a Delaware limited liability company (“Flat Footed”), together with the other participant named herein, has filed a definitive proxy statement and accompanying GOLD proxy card with the Securities and Exchange Commission (“SEC”) to be used to solicit votes in connection with its opposition to proposals to be presented at the special meeting of shareholders (the “Special Meeting”) of Diversified Healthcare Trust, a Maryland corporation (the “Company”).

Item 1: On July 19, 2023, Flat Footed issued the following press release:

Flat Footed LLC Issues Statement Regarding Growing Shareholder Opposition to Diversified Healthcare Trust’s Proposed Merger with Office Properties Income Trust

Offers to Meet with Leadership to Discuss Superior Alternatives to the Value-Destructive Deal

Believes DHC and OPI’s Recent Fear-Mongering and Delay Tactics are Desperate Attempts to Salvage the Deal Following Recent Public Shareholder Opposition

Visit www.SaveDHC.com and Learn How to Vote AGAINST the Deal on the GOLD Proxy Card

WILSON, Wyo.--(BUSINESS WIRE)--Flat Footed LLC (together with its affiliates, “FFL” or “we”) is a top shareholder of Diversified Healthcare Trust (Nasdaq: DHC) (“DHC” or the “Company”), owning approximately 9.8% of the Company’s outstanding common shares. Today, FFL issued the following statement in response to growing shareholder opposition to the Company’s proposed merger with Office Properties Income Trust (Nasdaq: OPI) (“OPI”).

“In recent weeks, it has been encouraging to learn that fellow equity holders share our concerns regarding the value-destructive DHC-OPI merger. Significant shareholders, including D.E. Shaw and H/2 Capital Partners, have announced their opposition to the deal because it does not serve shareholders’ best interests and have suggested alternative solutions to the Company’s near-term challenges. Rather than pursue these superior alternatives, DHC has cancelled meetings, removed the Special Meeting date in the latest proxy amendment, and resorted to fear-mongering tactics regarding the Company’s financial condition in hopes it will help earn support for the deal. The reality is that FFL, and clearly a large portion of the shareholder base, want DHC to pursue alternative paths to this transaction and have indicated a willingness to help the Company realize shareholder value. As a long-term, significant investor, FFL is interested in meeting with DHC to help it assess targeted asset sales, as well as other credible alternatives to the merger. It is time for the Company to stop dragging its feet and terminate this deal today.”

***

FFL Urges DHC Shareholders to Vote AGAINST ALL of the Company’s Proposals on the GOLD Proxy Card.

Voting AGAINST DHC’s Proposed Merger with OPI and the Company’s Adjournment Proposal Can Protect the Value of Your Investment.

Visit www.SaveDHC.com to Sign Up for Important Updates and Obtain Information on How to Vote the GOLD Proxy Card.

***

About Flat Footed

Flat Footed LLC is a special situation, value-oriented investment management firm focused on leveraged, asset-heavy companies with complex capital structures. The Flat Footed LLC team has cumulatively managed $2.8 billion since founding their first fund together in 1999. For more information, visit www.flatfootedllc.com.

Contacts

For Investors:

Flat Footed LLC

ir@flatfootedllc.com

Okapi Partners LLC

Mark Harnett

(212) 297-0720

mharnett@okapipartners.com

For Media:

Longacre Square Partners

Greg Marose / Charlotte Kiaie, 646-386-0091

FFL@longacresquare.com

Item 2: On July 19, 2023, Flat Footed posted the following materials to www.SaveDHC.com, certain of which were previously filed with the SEC:

SAVE DHC
About Flat Footed | Reasons To Vote AGAINST | Investor Resources | Contact Us | How To Vote GOLD

How To Vote For The Gold Proxy Card

Your Vote Is Important

In-person:
You may attend the Special Meeting and cast your vote there.

Via Internet or Telephone:
Depending upon your broker or custodian, you may be able to vote either by the Internet or by toll-free telephone.

By Mail:
Mark, sign, date, and return the enclosed **GOLD** proxy card in the accompanying prepaid reply envelope.

You may attend the August 30, 2023 Special Meeting and cast your vote there.

If you are a beneficial owner of Diversified Healthcare Trust stock as of the June 16, 2023 Record Date, please refer to the instructions provided by your bank, brokerage firm, or other nominee to see which of the above choices are available to you. Your bank, brokerage firm, or other nominee may provide for Internet and telephone voting. Please consult with your bank, brokerage firm, or other nominee to determine if these options are available. Please note that if you are a beneficial owner and wish to vote in person at the August 30, 2023 Special Meeting, you must have a legal proxy from your bank, brokerage firm, or other nominee.

If you have any questions, require assistance in voting your **GOLD** proxy card, please contact Okapi Partners at the phone numbers or email addresses listed below:

Okapi Partners LLC
1212 Avenue of the Americas, 17th Floor
New York, NY 10036

Shareholders may call toll-free:
(877) 869-0171

Banks and brokers call:
(212) 297-0720

INVESTOR CONTACT

Flat Footed LLC
ir@flatfootedllc.com

MEDIA CONTACT

STAY UPDATED

SUBMIT

We Want To Hear From You

Submit your feedback regarding DHC or its proposed merger with OPI using the adjacent form. All feedback is anonymous.

SUBMIT

SAVE DHC
Home | About Flat Footed | Reasons To Vote AGAINST | Investor Resources | Contact Us | How To Vote GOLD
PRIVACY POLICY

SAVE DHC

About Flat Footed | Reasons To Vote AGAINST | Investor Resources | Contact Us | How To Vote GOLD

Save Diversified Healthcare Trust

The proposed merger with OPI undervalues DHC while enriching both REITs' external manager, RMR Group, at shareholders' expense.

Read FFL's Letter to DHC Shareholders

Flat Footed LLC is a significant investor across DHC's capital structure, making us fully aligned with the long-term success of the Company.

We have identified superior alternatives to address DHC's near-term debt maturities and maximize value for all stakeholders.

We urge our fellow shareholders to vote AGAINST the proposed merger on the GOLD Proxy Card at the Special Meeting on August 30th.

Reasons to Vote AGAINST the Proposed Merger

LEARN MORE

Learn How to Vote the GOLD Proxy Card

HOW TO VOTE

INVESTOR CONTACT

Flat Footed LLC
ir@flatfootedllc.com

MEDIA CONTACT

STAY UPDATED

SUBMIT

We Want To Hear From You

Submit your feedback regarding DHC or its proposed merger with OPI using the adjacent form. All feedback is anonymous.

SUBMIT

SAVE DHC

Home | About Flat Footed | Reasons To Vote AGAINST | Investor Resources | Contact Us | How To Vote GOLD

PRIVACY POLICY

SAVE DHC

About Flat Footed | Reasons To Vote AGAINST | Investor Resources | Contact Us | How To Vote GOLD

Resources

Flat Footed LLC Files Definitive Proxy Statement and Sends Letter to Diversified Healthcare Trust Shareholders
JUNE 29, 2023
Business Wire

Flat Footed LLC Shareholder Letter
JUNE 29, 2023

Flat Footed LLC Definitive Proxy Statement
JUNE 28, 2023
SEC Filing

Flat Footed LLC Preliminary Proxy Statement
JUNE 15, 2023
SEC Filing

Flat Footed LLC Questions the Appropriateness and Timing of Insider Adam D. Portnoy's Recent Purchases of DHC Stock
JUNE 14, 2023
Business Wire

Flat Footed LLC Files Preliminary Proxy Statement Opposing Diversified Healthcare Trust's Proposed Merger with Office Properties Income Trust
JUNE 8, 2023
Business Wire

Flat Footed LLC Calls on Diversified Healthcare Trust to Finally Address Merger-Related Questions at its Annual Meeting of Shareholders
JUNE 5, 2023
Business Wire

Flat Footed LLC Sends Letter to Diversified Healthcare Trust's Board of Trustees Regarding Its Opposition to the Merger with Office Properties Income Trust
MAY 23, 2023
Business Wire

INVESTOR CONTACT

Flat Footed LLC
ir@flatfootedllc.com

MEDIA CONTACT

STAY UPDATED

SUBMIT

We Want To Hear From You

Submit your feedback regarding DHC or its proposed merger with OPI using the adjacent form. All feedback is anonymous.

SUBMIT

SAVE DHC

Home | About Flat Footed | Reasons To Vote AGAINST | Investor Resources | Contact Us | How To Vote GOLD

PRIVACY POLICY